  NASDAQ: WFBI www.wfbi.com Investor Presentation September 2015 September 15, 2015

Disclaimer 1 WashingtonFirst Bankshares, Inc. and Subsidiary (the “Company”) make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward- looking statements include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan losses; assessments of market risks; and statements of the ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon or are affected by: management’s estimates and projections of future interest rates, market behavior, and other economic conditions; future laws and regulations; and a variety of other matters which, by their nature, are subject to significant uncertainties. Because of these uncertainties, the Company’s actual future results may differ materially from those indicated. In addition, the Company’s past results of operations do not necessarily indicate its future results. Please also see the discussion of “RISK FACTORS” in the Company’s 10-K filed March 16, 2015 which is available online at www.sec.gov. For further information on the company please contact: Matthew R. Johnson Executive Vice President / Chief Financial Offer (703) 840-2410 mjohnson@wfbi.com

Corporate Overview

- ★ Premier Washington, DC are franchise founded in 2004
- ★ Full service commercial bank headquartered in Reston, VA, with 17 branches in Northern Virginia, Maryland and the District of Columbia
- ★ Strong market position
  - 7th largest bank headquartered in the greater D.C. metro area
  - #6 in market share among community banks
- ★ Growing scale: 5-year asset CAGR of nearly 30%
- ★ Exceptional asset quality: NPAs / Assets of 0.69% as of 6/30/2015
- ★ Closed acquisition of 1st Portfolio Holding Corporation on July 31, 2015
- ★ $1.5 billion in assets
- ★ 2 new branches opening soon in Alexandria, VA and Potomac, MD
- ★ Top 20 fastest growing banks in USA(1)


Seneca Creek State Park
North Potomac
Rock Creek Regional Park
Rockville
Travilah
Aspen Hill
Fairland
Wheaton-Glenmont
Ashburn
Beltsville
Potomac
Sterling
Great Falls
Silver Spring
College Park
Rock Creek Park
Hyattsville
Wolf Trap
McLean
Vienna
Chantilly
Washington
Oakton
Manassas National Battlefield Park
Centreville
Fairfax
Suitland-Silver Hill
Annandale
Alexandria
Camp Springs
Yorkshire
Bull Run
Burke
Springfield
Groveton
Clinton
Manassas
Friendly
Newington
Bristow
Mt Vernon
Fort Washington
Lorton
Lake Ridge
Woodbridge
Accokeek

★ **WashingtonFirst Corporate Office**

★ **WashingtonFirst Branch**

★ **1st Portfolio**

★ **Future Branches: Alexandria, VA and Potomac, MD**

(1) Source: SNL Financial

2 WashingtonFIRSTBANKSHARES, INC.

Our Strategy WashingtonFirst seeks to capitalize on market opportunities while maintaining disciplined and conservative credit underwriting that has been the cornerstone of our past profitability. Opportunity Organic Growth  Focus on relationships  Enhance existing footprint  Hire seasoned lenders Blueprint for Success Profitability  Continued emphasis on Net Interest Margin  Enhance fee income  Continued diligence to minimize overhead Opportunistic Growth  Explore potential acquisitions  Cultivate relationships with institutional investors Maintain Credit Quality  Continued diligence on credit quality  Conservative credit culture  Disciplined underwriting 3

Board of Directors

Diverse experience with strong ties to the Washington, DC metropolitan area

Physicians



Madhu K. Mohan, MD *
Riverside Medical Group



Randall S. Peyton, MD
Arthritis & Sports Orthopaedics & Physical Therapy

Bankers



Shaza L. Andersen *
President & Chief Executive Officer



Joseph S. Bracewell *
Chairman of the Board



George W. Connors, IV
Bank President & Chief Credit Officer

Real Estate Professionals



John J. Mahoney
Regional Title Incorporated



Jon M. Peterson
The Peterson Companies



William G. Reilly
Champion Title & Settlements, Inc.

Consulting/Government Relations Professionals



C.E. Andrews *
MorganFranklin Consulting



Josephine S. Cooper
Josephine Cooper, LLC



Honorable John H. Dalton
The Financial Services Roundtable



Donald W. Fisher, PhD
American Medical Group Association



Larry D. Meyers
Meyers & Associates



James P. Muldoon
METCOR, Ltd.



General (Ret.) Johnnie E. Wilson
JWIL, LLC

Entrepreneurs



Juan A. Mencia *
CubeCorp/ByteTech



Caren D. Merrick
Pocket Mentor



Mark C. Michael
Occasions Caterers, Inc.



Kenneth Morrissette *
Interstate Worldwide Relocation Services



Gail R. Steckler
Infrastructure Management Group, Inc.

Attorneys



Richard D. Horn
General Counsel



William C. Oldaker *
Oldaker Law Group, LLP



Honorable Joe R. Reeder
Greenberg Traurig

** Executive Committee*

4

WashingtonFIRSTBANKSHARES, INC.

Senior Management Overview  Longevity amongst experienced, diverse management team  Significant experience and impressive track record in community banking, acquisitions, and creation of franchise value  Well connected in the metropolitan Washington DC business/professional community  Excellent regulatory relationships 5 Name Age Title Joseph S. Bracewell 68 Chairman of the Board Shaza L. Andersen 48 President/CEO George W. Connors, IV 55 Bank President/CCO Matthew R. Johnson 51 EVP/CFO Richard D. Horn 53 General Counsel

Senior Management Team Joseph S. Bracewell – Chairman of the Board  Chairman of the Board of Directors of the Bank and the Company  Over 40 years of experience in the banking and legal industries  Principal organizer or founding director of six newly-chartered banks, five of which have been profitably sold  Previously a member of the Board of Directors of the Independent Community Bankers of America as well as a director and vice chairman of the Federal Home Loan Bank of Atlanta Shaza L. Andersen –President/CEO  Founder and Chief Executive Officer of WashingtonFirst Bank  Over 25 years of experience in banking including serving as the EVP and COO of Century National Bank from 1994 to 2001 until Century was acquired by United Bank in 2001  Extensive M&A experience  Previously served on the Board of Directors of the Federal Home Loan Bank of Atlanta (Vice Chair of the Corporate Governance Committee and a member of the Housing Committee) 6 Matthew R. Johnson – EVP / CFO  Executive Vice President and Chief Financial Officer of WashingtonFirst  Has been with WashingtonFirst since its inception in 2004  Extensive financial institution planning and development as well as acquisition experience  Prior to WashingtonFirst served as the Chief Financial Officer of Capital Bank, NA in Rockville, and also held management positions with Olson Research Associates, Caledonian Venture Partners and Chesapeake Ventures

Senior Management Team Richard D. Horn – General Counsel & Corporate Secretary  Founding director and General Counsel for both the Bank and the Company  Prior to joining WashingtonFirst was a partner with the law firm of Bracewell & Giuliani, LLP in Washington, DC  Admitted to practice law in Virginia, Maryland and the District of Columbia 7 George W. Connors, IV – Bank President / CCO  Founding director and President and Chief Credit Officer of WashingtonFirst  Has been in commercial banking for over 30 years, serving in executive management positions at WashingtonFirst, Century National Bank and its successor, United Bank  Served as SVP and DC Group Lending Manager for United from 2001 to 2004 and was a voting member of its 7-member Executive Loan Committee Michael J. Rebibo, CFP® – President / CEO, 1st Portfolio  Founder and President/CEO of subsidiaries 1st Portfolio Wealth Advisors and 1st Portfolio Lending  Prior to founding 1st Portfolio was founder and CEO of Financial Security Corporation  Served as a founding organizer of Access National Corporation, a publically traded holding company in the Washington, DC metro area

2nd Quarter Financial Highlights

($000s except per share)	YTD 6/30/2014	YTD 6/30/2015	Q2 2014	Q2 2015
Balance Sheet				
Total Assets	$1,389,712	$1,524,470		
Total Net Loans	944,749	1,170,598		
Total Deposits	1,193,909	1,248,867		
Consolidated Capital (%)				
Tier 1 Risk Based Ratio	11.26 %	10.38 %		
Risk-Based Capital Ratio	12.33	11.41		
Book Value Per Share	11.78	13.15		
Asset Quality (%)				
NPAs/ Assets	0.86 %	0.69 %	0.86 %	0.69 %
NCOs/ Avg Loans	0.34	0.03	0.14	0.03
Reserves/ Gross Loans	0.87	0.90	0.87	0.90
Profitability				
Net Income to Common	$3,949	$5,506	$2,385	$2,744
Core ROAA	0.68 %	0.83 %	0.78 %	0.82 %
Core ROAE	7.38	8.48	8.64	8.59
Net Interest Margin	3.81	3.74	3.93	3.75
Diluted EPS	$0.48	$0.57	$0.29	$0.28

Recent Financial Highlights

- ★ Nearly $230M (24%) in year over year net loan growth funded through on balance sheet liquidity and deposit growth
- ★ Leveraging infrastructure and improving efficiency
- ★ Excellent asset quality metrics
- ★ Raised approximately $20 million in common equity in 4Q 2014 to support continued growth and facilitate 1Q 2015 partial SBLF redemption

Source: Company documents. 2015 comparable per share data includes a private placement of 1,377,219 shares of common stock at $15.00 per share during the 4th quarter of 2014.
Note: Efficiency ratio excludes extraordinary items, non-recurring items, foreclosure expense and amortization of intangibles
Note: Core income exclude extraordinary items, non-recurring items and gains/losses on sale of securities

8

WashingtonFIRSTBANKSHARES, INC.

Summary 5-Year Financial Performance

(Dollars in Thousands) *Except per share data*	12/31/10	At or for the year ended, 12/31/11	12/31/12	12/31/13	12/31/14	'10 - '14 CAGR	Quarter Ended, 03/31/15	06/30/15
Balance Sheet								
Total Assets	434,526	559,462	1,147,818	1,127,559	1,335,310	32.4%	1,437,513	1,524,470
Total Net Loans	326,312	415,005	747,095	829,586	1,056,869	34.2%	1,079,616	1,170,598
Deposits	353,818	479,001	972,660	948,903	1,086,063	32.4%	1,180,833	1,248,867
Total Equity	46,121	53,477	101,520	107,604	134,538	30.7%	133,413	135,155
Balance Sheet Ratios								
Loans/ Deposits (%)	93.2	87.7	77.5	88.3	98.1		92.0	94.5
TCE / TA (%)	6.71	5.77	6.97	7.64	8.60		8.22	7.87
Leverage Ratio (%)	9.62	9.06	9.97	10.53	10.23		9.61	9.32
Total Capital Ratio (%)	12.46	11.84	13.77	14.05	13.20		12.08	11.41
Performance								
Core income	1,484	2,599	3,770	6,766	9,447	58.8%	2,780	2,919
Diluted EPS after Extraordinary ($)	0.22	0.59	0.56	0.76	1.12	50.2%	0.28	0.28
Core ROAA (%)	0.37	0.53	0.65	0.64	0.75		0.82	0.82
Core ROAE (%)	3.34	5.23	6.64	6.41	8.38		8.20	8.59
Net Interest Margin (%)	3.69	4.02	4.14	3.97	3.92		3.72	3.75
Efficiency Ratio (%)	72.6	64.3	61.4	65.0	65.2		60.7	60.8
Asset Quality								
NPAs/ Assets (%)	1.23	1.25	1.92	1.97	0.84		0.64	0.69
NCOs/ Avg Loans (%)	0.40	0.22	0.43	0.32	0.24		0.04	0.03
Reserves/ Loans (%)	1.05	1.17	0.83	1.02	0.87		0.90	0.90

Source: Company documents
Note: Efficiency ratio excludes extraordinary items, non-recurring items, foreclosure expense and amortization of intangibles
Note: Core income exclude extraordinary items, non-recurring items and gains/losses on sale of securities

9 WashingtonFIRSTBANKSHARES, INC.

$66,642 $74,567 $92,441 $53,706 Virginia Maryland Washington D.C. MSA Nation Attractive Market – Washington D.C. 10 Washington D.C. Market Highlights Median Household Income 2015 Projected Population Change (1) Projected Household Income Change (1) 4.7% 3.9% 6.3% 3.5% Virginia Maryland Washington D.C. MSA Nation 8.2% 10.0% 8.4% 6.7% Virginia Maryland Washington D.C. MSA Nation Source: SNL Financial (1) Growth projections for 2015-2020 • 6th largest population in the nation (6.1 million) • $163 billion in deposits • 2.3 million households • 219,675 businesses • 4.3% unemployment rate

Year-over-Year Asset Growth 2007 2008 2009 2010 2011 2012 2013 2014 Q1 2015 Q2 2015 WFBI 22.6% 17.3% 18.7% 22.3% 28.8% 105.2% (1.8%) 18.4% 12.6% 9.7% Peers 8.2% 19.8% 4.6% 5.3% 1.4% 6.7% (0.3%) 2.3% 5.8% 4.4% $255 $299 $355 $435 $559 $1,148 $1,128 $1,335 $1,438 $1,524 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2007 2008 2009 2010 2011 2012 2013 2014 Q1 2015 Q2 2015 (1) (1) Consistent Balance Sheet Growth 11 Total Assets ($mm) Source: Company documents Peers defined as banks in MD, VA, DC with total assets between $1 billion and $5 billion (1) Represents year-over-year asset growth since Q1 2014 and Q2 2014 respectively Acquisition of Alliance Bankshares Corporation ($506mm)

Loans As of June 30, 2015 12 Diversified loan portfolio with a strong credit culture Amount Number (in thousands) of Loans Yield Construction and Development 195,242$ 248 5.16% Commercial Real Estate (Owner Occupied) 188,531 216 4.74% Commercial Real Estate (Investment Property) 521,674 236 4.77% Residential Real Estate 132,218 1,375 4.82% Commercial and Industrial 133,650 598 5.21% Consumer 9,087 239 4.30% Total 1,180,402$ 2,912 4.85% Construction and Development 17% Commercial Real Estate (Owner Occupied) 16% Commercial Real Estate (Investment Property) 44% Residential Real Estate 11% Commercial and Industrial 11% Consumer 1%

Asset Quality 13 Nonperforming Assets ($000) NPAs / Assets $3,478 $3,994 $5,350 $6,987 $22,051 $22,265 $11,206 $9,179 $10,686 $0 $5,000 $10,000 $15,000 $20,000 $25,000 2008 2009 2010 2011 2012 2013 2014 Q1 2015 Q2 2015 Nonaccruals TDRs OREO 90+ PD 1.16% 1.12% 1.23% 1.25% 1.92% 1.97% 0.84% 0.64% 0.69% 0.98% 1.77% 2.71% 2.42% 1.78% 1.53% 1.59% 1.45% 1.68% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2008 2009 2010 2011 2012 2013 2014 Q1 2015 Q2 2015 WFBI Peers Source: Company documents and SNL Financial Peers defined as banks in MD, VA, DC with total assets between $1 billion and $5 billion

Our Credit Culture  We regard the money we are lending as our own money  We do not engage in speculative lending and expect our borrowers to have a vested interest  We have completed and believe in well-documented files and thorough credit analysis, and have received numerous accolades from our regulators and auditors  We look for a primary source of repayment based on a demonstrated cash flow history  We model or analyze for an economically independent secondary source of repayment, which usually consists of hard collateral and/or personal guarantees  Our approval process involves multiple loan officers, and all significant loans require the prior approval of a Board Committee  We strive to identify problems early and work them out expeditiously  We have zero tolerance for compliance violations or any kind of insider self-dealing 14

Strong Core Deposit Base 15 Q2 ’15 Deposit Composition ($mm) Non-Maturity Deposits Noninterest Bearing Deposits $386.0 31% NOW & Other Trans. Accts $125.8 10% MMDA & Other Savings $322.7 26% Retail Time Deposits $81.7 6% Jumbo Time Deposits $332.6 27% Q2 ’15 Cost of Deposits = 0.52% Source: Company documents $69.6 $98.6 $184.2 $277.5 $590.4 $624.5 $715.2 $774.7 $834.6 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $0.0 $150.0 $300.0 $450.0 $600.0 $750.0 $900.0 2008 2009 2010 2011 2012 2013 2014 Q1 2015 Q2 2015 C os t o f D ep os it s (% ) N on -M at u rit y D ep os it s ($ m m )

Earnings Growth 16 Earnings Growth $197 $543 $1,485 $2,607 $2,235 $6,339 $9,424 $4,038 $5,557 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $0 $2,000 $4,000 $6,000 $8,000 $10,000 2008 2009 2010 2011 2012 2013 2014 2014 YTD 2015 YTD E P S N et I n co m e av ai la b le to C om m on ($ 00 0) Net Income EPS Source: Company documents Note: WFBI second quarter earnings release. 2015 comparable per share data includes a private placement of 1,377,219 shares of common stock at $15.00 per share during the 4th quarter of 2014

93.3% 80.8% 72.6% 64.3% 61.4% 65.0% 65.2% 60.7% 60.8% 67.6% 64.8% 67.2% 64.5% 66.5% 67.4% 67.3% 67.1% 66.0% 55.0% 65.0% 75.0% 85.0% 95.0% 2008 2009 2010 2011 2012 2013 2014 Q1 2015 Q2 2015 WFBI Peer Median Recent Financial Performance 17  Continued growth has increased profitability since 2008 Efficiency Ratio (%) Core ROAA (%) 0.01% 0.09% 0.37% 0.53% 0.65% 0.64% 0.75% 0.82% 0.82% 0.63% 0.58% 0.61% 0.83% 0.95% 0.92% 0.79% 0.83% 0.83% 0.00% 0.25% 0.50% 0.75% 1.00% 2008 2009 2010 2011 2012 2013 2014 Q1 2015 Q2 2015 WFBI Peer Median Source: SNL Financial and Company documents Note: Peers defined as banks in MD, VA, DC with total assets between $1 billion and $5 billion Note: Efficiency ratio excludes extraordinary items, non-recurring items, foreclosure expense and amortization of intangibles Note: Core income exclude extraordinary items, non-recurring items and gains/losses on sale of securities

18 Net Interest Margin Net Interest Margin Over Time  Well positioned for a rising interest rate environment; nearly 65% of the loan portfolio is floating rate  +100 interest rate shock results in an increase in net interest income of 2.7% Source: Company documents 3.64% 3.55% 3.69% 4.02% 4.14% 3.97% 3.92% 3.72% 3.75% 3.90% 3.78% 3.84% 4.03% 4.01% 3.89% 3.79% 3.72% 3.71% 3.20% 3.30% 3.40% 3.50% 3.60% 3.70% 3.80% 3.90% 4.00% 4.10% 4.20% 2008 2009 2010 2011 2012 2013 2014 Q1 2015 Q2 2015

Current Capital Position 19 6/30/2015 Consolidated Capital Ratios (%) Source: Company documents (1) Recorded on the balance sheet at its fair value of $7.8 million  Regulatory capital levels are well above “well-capitalized” levels and Basel III thresholds  SBLF dividend rate is currently 1.0%, will step-up to 9.0% in March 2016  Have repaid 50% of SBLF Preferred funding as of 6/30/2015; $8.9 million remaining  $10.3 million of par value of trust preferred(1) yielding 3 Month LIBOR + 315 bps with weighted average cost of 3.44% as of 6/30/2015 7.87% 9.32% 10.38% 11.41% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% TCE Ratio Leverage Ratio Tier 1 Capital Ratio Total Capital Ratio 6/30/15 Capital Ratios SBLF TruPS Sub Debt

Facts About Our Common Stock As of September 15, 2015 20 Exchange NASDAQ Stock Market Ticker symbol WFBI Current Market Price1 $17.95 Common shares outstanding 8,699,709 voting; 10,517,551 total Market capitalization1 $172 million Insider ownership 22% of voting; 18% of total Institutional ownership 25% of voting; 21% of total Stock dividends 5% in 2012, 2013 and 2014 Cash dividend Consecutive quarterly dividends since January 2014 Current dividend $0.05 quarterly (1.11% yield) Average volume1 (3 months) 4,298 Fully Diluted EPS (6/30/2015 YTD) $0.57 Tangible book value (6/30/2015) $12.44 1 Data as of close of business September 15, 2015.

WFBI Stock Performance (LTM) As of September 15, 2015 21 Source – SNL Financial

M&A Track Record 22 Proven track record of completing acquisitions WFBI acquisition of 1st Portfolio Holdings, July 20, 2015 (all stock)  WFBI assumption of Millennium Bank, NA in 2014 (FDIC assisted) WFBI acquisition of Alliance Bankshares in 2012 (cash and stock) WFBI acquisition of First Liberty Bancorp in 2006 (cash and stock) WFBI acquisition of Sterling branch in 2005 WashingtonFirst (WFBI) acquisition of DC branch in 2004  Century National Bank (CNB) sale to United Bankshares in 2001  CNB acquisition of GrandBank in 2000  CNB acquisition of Reston branch in 1998  CNB acquisition of McLean branch in 1997 (including capital raising contingency)  CNB acquisition of DC branch from RTC in 1994

Recent M&A activity in the DC Metropolitan area  October 31, 2014, Eagle Bancorp, Inc. (NASDAQ: EGBN) closed its cash-and-stock deal to acquire Virginia Heritage Bank (NASDAQ: VGBK) o VGBK had $956M in assets and 6 branches o Deal value at announcement = 206% of TBV o Deal value at completion = 212% of TBV  September 19, 2014, F.N.B. Corporation (NYSE: FNB) closed its all-stock deal to acquire OBA Financial Services, Inc. (NASDAQ: OBAF) o OBAF had $402M in assets and 7 branches o Deal value at announcement = 133% of TBV o Deal value at completion = 126% of TBV  January 31, 2014, United Bankshares, Inc. (NASDAQ: UBSI) closed its all-stock deal to acquire Virginia Commerce Bancorp, Inc. (NASDAQ: VCBI) o VCBI had $2.8B in assets and 28 branches o Deal value at announcement = 183% of TBV o Deal value at completion = 204% of TBV  January 15, 2014, Cardinal Financial Corporation (NASDAQ: CFNL) closed its cash-and-stock deal to acquire United Financial Banking Companies, Inc. (OTCBB: UFBC) o UFBC had $331M in assets and 8 branches o Deal value at announcement = 196% of TBV o Deal value at completion = 207% of TBV 23

About 1st Portfolio 24  Headquartered in Fairfax, VA  Two subsidiaries • 1st Portfolio Lending Corporation • 1st Portfolio Wealth Advisors  Financial Highlights • Mortgage originations of $369 million in 2014 and $167 million in Q1 2015 • $230 million in assets under management (as of March 31, 2015) • 2014 net income of $1.0 million (audited) • 1st quarter 2015 net income of $0.6 million • LTM consolidated pre-tax income of $2.4 million • Total assets of $61.5 million (as of March 31, 2015) • Tangible net worth of $7.6 million (as of March 31, 2015) Source: Company documents

About The Deal 25  Extensive due diligence process  Two components of the transaction • 1 – Acquisition of fee-generating businesses to complement and diversify WFBI’s existing revenue stream • 2 – Potential for cost-effective increase in equity capital involving influential local shareholders (up to $7.0 million)  All stock transaction with WFBI common stock valued at $16.00 per share, subject to cash payments to non-accredited shareholders of 1st Portfolio  10% of Part 1 consideration ($766,000) held in escrow for 12 months to cover any inaccuracy in or breach of any representation, warranty, or covenant  Closed July 31, 2015  Immediately accretive to EPS  2-3% dilutive to WFBI tangible book value  Earnback in 2-3 years Source: Company documents

 Strong management team  Proven track record of quality growth  Demographically attractive market area  Profitability now in line with peer metrics  Excellent asset quality and risk management  Insider ownership aligns management and stakeholder interests Concluding Remarks 26

 Appendix  27

Capital Strength 28 (dollars in thousands) 2010 2011 2012 2013 2014 Q2 2015 Total Assets 434,526$ 559,462$ 1,147,818$ 1,127,559$ 1,335,310$ 1,524,470$ Total Shareholders' Equity 46,121 53,477 101,520 107,604 134,538 135,155$ TCE / Tangible Assets 6.92% 5.78% 6.97% 7.64% 8.60% 7.87% Total risk based capital ratio 12.46% 11.84% 13.77% 14.05% 13.20% 11.41% Tier 1 risk based capital ratio 11.50% 10.73% 12.71% 12.80% 12.14% 10.38% Tier 1 leverage ratio 9.62% 9.06% 9.97% 10.53% 10.23% 9.32%

Historical Balance Sheet

(dollars in thousands)	2010	2011	2012	2013	2014	Q2 2015
Cash and cash equivalents	$ 46,249	$ 72,321	$ 224,207	$ 109,164	$ 62,306	$ 109,425
Investment securities and other investments	48,216	59,477	138,221	148,897	171,733	199,760
Loans held for sale	-	-	-	-	1,068	822
Loans held investment, net of allowance	326,312	415,005	747,095	829,586	1,055,801	1,169,776
Other real estate owned	845	615	3,294	1,463	361	291
Intangibles	3,601	3,601	4,029	3,943	6,894	6,808
Other assets	9,303	8,443	30,972	34,506	37,147	37,588
Total Assets	$ 434,526	$ 559,462	$ 1,147,818	$ 1,127,559	$ 1,335,310	$ 1,524,470
Deposits	$ 353,818	$ 479,001	$ 972,660	$ 948,903	$ 1,086,063	$ 1,248,867
Borrowings	32,850	24,350	64,923	63,489	104,311	129,579
Other liabilities	1,737	2,634	8,715	7,563	10,398	10,869
Total Liabilities	388,405	505,985	1,046,298	1,019,955	1,200,772	1,389,315
Preferred stock	13,603	17,796	17,796	17,796	13,347	8,898
Common equity	33,439	35,757	83,757	91,317	120,757	125,800
Accumulated OCI	(921)	(76)	(33)	(1,509)	434	457
Total Shareholders' Equity	46,121	53,477	101,520	107,604	134,538	135,155
Total Liabilities and Shareholders' equity	$ 434,526	$ 559,462	$ 1,147,818	$ 1,127,559	$ 1,335,310	$ 1,524,470
Summary ratios:						
Tangible book value per share*	$ 9.06	$ 10.01	$ 10.12	$ 10.69	$ 11.95	$ 12.44
Tangible common equity to tangible assets	6.92%	5.78%	6.97%	7.64%	8.60%	7.87%
Total risk based capital ratio	12.46%	11.84%	13.77%	14.05%	13.20%	11.41%
Tier 1 risk based capital ratio	11.50%	10.73%	12.71%	12.80%	12.14%	10.38%
Tier 1 leverage ratio	9.62%	9.06%	9.97%	10.53%	10.23%	9.32%

* *Retroactively adjusted to reflect the effect of all stock dividends.*

29 WashingtonFIRSTBANKSHARES, INC.

Historical Income Statement 30 * Retroactively adjusted to reflect the effect of all stock dividends. (dollars in thousands) 2010 2011 2012 2013 2014 Q2 2015 Interest income 19,958$ 24,387$ 28,219$ 46,829$ 55,119$ 29,562$ Interest expense 5,516 5,009 4,949 6,130 7,219 4,084 Net interest income 14,442 19,378 23,270 40,699 47,900 25,478 Provision for loan losses 1,747 2,301 3,225 4,755 3,005 1,550 Net interest income after provision for loan losses 12,695 17,077 20,045 35,944 44,895 23,928 Non-interest income 938 1,159 3,541 1,139 1,998 1,163 Non-interest expense 11,222 13,835 20,178 28,117 33,116 16,446 Income before provision for income taxes 2,411 4,401 3,408 8,966 13,777 8,645 Provision for income taxes 926 1,794 1,173 2,627 4,353 3,088 Net income 1,485 2,607 2,235 6,339 9,424 5,557 Preferred stock dividends and accretion 780 677 178 178 161 51 Net income available to common shareholders 705$ 1,930$ 2,057$ 6,161$ 9,263$ 5,506$ Fully diluted earnings per share* 0.22$ 0.59$ 0.56$ 0.76$ 1.12$ 0.57$

Credit Composition and Quality 31 (dollars in thousands) 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 TDRs 3,881$ 5,715$ 6,540$ 1,850$ 1,807$ 2,151$ 3,090$ 4,362$ 90+ days still accruing - - 2,720 - 157 - - 113 Non-accrual 14,823 15,087 14,998 9,219 8,558 8,694 5,638 5,920 OREO 2,221 1,463 1,016 889 1,161 361 451 291 Other 56 - - - - - - - Non-performing assets 20,981$ 22,265$ 25,274$ 11,958$ 11,683$ 11,206$ 9,179$ 10,686$ Loans 30-89 days past due / Loans 1.53% 0.52% 0.63% 1.41% 0.75% 0.57% 0.11% 0.41% NPAs & 90+ days past due / Assets 1.87% 1.97% 1.98% 0.86% 0.87% 0.84% 0.64% 0.70% Reserves / Loans 0.92% 1.02% 0.88% 0.88% 0.88% 0.87% 0.91% 0.90% Non-GAAP, adjusted reserves / Loans 1.89% 1.67% 2.09% 1.92% 1.58% 1.46% 1.45% 1.36% Reserves / NPLs 40.14% 41.02% 32.49% 75.27% 85.29% 85.36% 112.91% 102.22% Net charge-offs / Average loans 0.12% -0.07% 0.56% 0.14% 0.10% 0.20% 0.04% 0.03%

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